Exhibit 4.1

INTEL CORPORATION, as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

Floating Rate Senior Notes due 2020

Floating Rate Senior Notes due 2022

1.850% Senior Notes due 2020

2.350% Senior Notes due 2022

2.875% Senior Notes due 2024

3.150% Senior Notes due 2027

4.100% Senior Notes due 2047

Ninth Supplemental Indenture

Dated as of May 11, 2017

to

Indenture dated as of March 29, 2006

TABLE OF CONTENTS

		PAGE

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.	Definitions	2
Section 1.02.	Conflicts with Base Indenture	6

ARTICLE 2
FORM OF NOTES

Section 2.01.	Form of Notes	6

ARTICLE 3
THE NOTES

Section 3.01.	Amount; Series	6
Section 3.02.	Interest on Floating Rate Notes	7
Section 3.03.	Interest on Fixed Rate Notes	9
Section 3.04.	Denominations	10
Section 3.05.	Book-entry Provisions for Global Securities	10
Section 3.06.	Additional Notes	11

ARTICLE 4
REDEMPTION OF SECURITIES

Section 4.01.	Optional Redemption	12

ARTICLE 5
EVENTS OF DEFAULT AND REMEDIES

Section 5.01.	Events of Default	13
Section 5.02.	Acceleration Of Maturity; Rescission And Annulment	14
Section 5.03.	References In Base Indenture	14
Section 5.04.	Waiver Of Certain Covenants	15

ARTICLE 6
SUPPLEMENTAL INDENTURES

Section 6.01.	Applicability Of Base Indenture	15
Section 6.02.	Supplemental Indentures Without Consent Of Holders	15
Section 6.03.	Supplemental Indentures With Consent Of Holders	16

ARTICLE 7
MISCELLANEOUS

Section 7.01.	Sinking Funds	17

Section 7.02.	Confirmation of Indenture	17
Section 7.03.	Counterparts	17
Section 7.04.	Governing Law	17
Section 7.05.	Waiver of Jury Trial	17

EXHIBIT A-1

FORM OF SENIOR FLOATING RATE NOTE DUE 2020

EXHIBIT A-2

FORM OF SENIOR FLOATING RATE NOTE DUE 2022

EXHIBIT A-3

FORM OF 1.850% SENIOR NOTE DUE 2020

EXHIBIT A-4

FORM OF 2.350% SENIOR NOTE DUE 2022

EXHIBIT A-5

FORM OF 2.875% SENIOR NOTE DUE 2024

EXHIBIT A-6

FORM OF 3.150% SENIOR NOTE DUE 2027

EXHIBIT A-7

FORM OF 4.100% SENIOR NOTE DUE 2047

ii

NINTH SUPPLEMENTAL INDENTURE, dated as of May 11, 2017 (this “Supplemental Indenture”), to the Indenture dated as of March 29, 2006 (as amended by the First Supplemental Indenture (as defined below) and as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by this Supplemental Indenture, the “Indenture”), by and between INTEL CORPORATION (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of senior debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Securities designated as its Floating Rate Senior Notes due 2020 (the “2020 Floating Rate Notes”), a series of Securities designated as its Floating Rate Senior Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2020 Floating Rate Notes, the “Floating Rate Notes”), a series of Securities designated as its 1.850% Senior Notes due 2020 (the “2020 Notes”), a series of Securities designated as its 2.350% Senior Notes due 2022 (the “2022 Notes”), a series of Securities designated as its 2.875% Senior Notes due 2024 (the “2024 Notes”), a series of Securities designated as its 3.150% Senior Notes due 2027 (the “2027 Notes”) and a series of Securities designated as its 4.100% Senior Notes due 2047 (the “2047 Notes” and, together with the 2020 Notes, the 2022 Notes, the 2024 Notes and the 2027 Notes, the “Fixed Rate Notes”), on the terms set forth herein;

WHEREAS, the Trustee was appointed as successor trustee under the Base Indenture in connection with that certain first supplemental indenture as of December 3, 2007, between the Company and the Trustee (the “First Supplemental Indenture”);

WHEREAS, Article 9 of the Base Indenture provides that a supplemental indenture may be entered into by the parties to establish the terms of new Securities without the consent of any Holders;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Floating Rate Notes and the Fixed Rate Notes (together, the “Notes”) have been done;

NOW, THEREFORE:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2020 Floating Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2020 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2022 Floating Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2022 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2024 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2027 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“2047 Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.06 of this Supplemental Indenture.

“Applicable Par Call Date” means with respect to the 2022 Notes, April 11, 2022, with respect to the 2024 Notes, March 11, 2024, with respect to the 2027 Notes, February 11, 2027 and with respect to the 2047 Notes, November 11, 2046.

“Base Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Business Day” when used with respect to any Note, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York (or such other Place of Payment as may be subsequently specified by the Company) are authorized or obligated by law or executive order to close.

“Business Day Convention” means if an Floating Rate Interest Payment Date for any Floating Rate Note falls on a day that is not a Business Day, such Floating Rate Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, such Floating Rate Interest Payment Date shall be the immediately preceding Business Day.

“Calculation Agent” means Wells Fargo Bank, National Association, or any other successor appointed from time to time by the Company acting as calculation agent in respect of the Floating Rate Notes.

“Company” means the corporation specified as the “Company” in the recitals of this Supplemental Indenture until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Company” shall mean such successor Person.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the applicable Notes to be redeemed pursuant to Section 4.01 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date pursuant to Section 4.01 hereof, (1) the arithmetic average of the applicable Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four applicable Reference Treasury Dealer Quotations, the arithmetic average of all applicable Reference Treasury Dealer Quotations for such Redemption Date.

“Corporation” means, for purposes of Section 801 of the Base Indenture as applied to the Notes, any corporation and not any other form of business entity.

“Depositary” means The Depository Trust Company, a New York corporation, or any successor. References in the Base Indenture to “U.S. Depository” or “Depository” shall be deemed to refer to “Depositary” as defined in this Supplemental Indenture.

“First Supplemental Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Fixed Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Fixed Rate Interest Payment Date” has the meaning specified in Section 3.03(a).

“Fixed Rate Regular Record Date” has the meaning specified in Section 3.03(a).

“Floating Rate Initial Interest Period” means the period beginning on, and including, May 11, 2017 and ending on, but not including, the first Floating Rate Interest Payment Date.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the second London Business Day preceding the first day of such Floating Rate Interest Period.

“Floating Rate Interest Payment Date” has the meaning specified in Section 3.02(a).

“Floating Rate Interest Period” means the period beginning on, and including a Floating Rate Interest Payment Date and ending on, but not including, the following Floating Rate Interest Payment Date.

“Floating Rate Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Floating Rate Regular Record Date” has the meaning specified in Section 3.02(b).

“Global Security” means, with respect to any series of Notes, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to a safekeeping agreement with the Depositary, all in accordance with the Indenture, which shall be registered in global form without interest coupons in the name of the Depositary or its nominee. References to “global Security” in the Base Indenture shall be deemed to refer to “Global Security” as defined in this Supplemental Indenture.

“Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company from time to time to act in such capacity.

“Initial 2020 Floating Rate Notes” has the meaning set forth in Section 3.01(b).

“Initial 2020 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2022 Floating Rate Notes” has the meaning set forth in Section 3.01(b).

“Initial 2022 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2024 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2027 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2047 Notes” has the meaning set forth in Section 3.01(b).

“Initial Notes” has the meaning set forth in Section 3.01(b).

“Interest Payment Date” means a Fixed Rate Interest Payment Date or a Floating Rate Interest Payment Date, as applicable.

“LIBOR” has the meaning set forth in Section 3.02.

“London Business Day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Notes” has the meaning specified in the recitals of this Supplemental Indenture.

“Notice of Default” has the meaning specified in Section 5.01(c).

“Officer’s Certificate” means a certificate signed on behalf of the Company by chairman of the Board of Directors, chief executive officer, chief financial officer, principal accounting officer, treasurer, president, any vice president, controller, secretary, any assistant secretary or general counsel of the Company. For purposes of the Notes (and the Indenture as applicable to the Notes), all references in the Base Indenture to “Officers’ Certificate” shall be deemed to refer to “Officer’s Certificate” as defined in this Supplemental Indenture.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the United States of America.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Reference Treasury Dealer” means (1) J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, and each of their respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, we will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers selected by the Company.

“Regular Record Date” means the relevant Fixed Rate Regular Record Date, with respect to a series of Fixed Rate Notes, and the relevant Floating Rate Regular Record Date, with respect to a series of Floating Rate Notes, as applicable.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

“Supplemental Indenture” has the meaning specified in the recitals of this Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date pursuant to Section 4.01 hereof, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the applicable Comparable Treasury Issue. In determining this rate, the Company will assume a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

Section 1.02. Conflicts with Base Indenture. In the event that any provision of this Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Supplemental Indenture shall control.

ARTICLE 2

FORM OF NOTES

Section 2.01. Form of Notes. The Notes shall be substantially in the forms of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6 and Exhibit A-7 hereto which are hereby incorporated in and expressly made a part of the Indenture.

ARTICLE 3

THE NOTES

Section 3.01. Amount; Series. (a) There is hereby created and designated seven series of Securities under the Base Indenture: the title of the 2020 Floating Rate Notes shall be “Floating Rate Senior Notes due 2020,” the title of the 2022 Floating Rate Notes shall be “Floating Rate Senior Notes due 2022,” the title of the 2020 Notes shall be “1.850% Senior Notes due 2020,” the title of the 2022 Notes shall be “2.350% Senior Notes due 2022,” the title of the 2024 Notes shall be “2.875% Senior Notes due 2024,” the title of the 2027 Notes shall be “3.150% Senior Notes due 2027” and the title of the 2047 Notes shall be “4.100% Senior Notes due 2047.” The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other series of Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Securities specifically incorporates such changes, modifications and supplements.

(b) The aggregate principal amount of 2020 Floating Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2020 Floating Rate Notes”) shall be limited to $700,000,000, the aggregate principal amount of 2022 Floating Rate Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2022 Floating Rate Notes”) shall be limited to

$800,000,000, the aggregate principal amount of 2020 Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2020 Notes”) shall be limited to $1,000,000,000, the aggregate principal amount of 2022 Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2022 Notes”) shall be limited to $750,000,000, the aggregate principal amount of 2024 Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2024 Notes”) shall be limited to $1,250,000,000, the aggregate principal amount of 2027 Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2027 Notes”) shall be limited to $1,000,000,000 and the aggregate principal amount of 2047 Notes that initially may be authenticated and delivered under this Supplemental Indenture (the “Initial 2047 Notes” and together with the Initial 2020 Floating Rate Notes, the Initial 2022 Floating Rate Notes, the Initial 2020 Notes, the Initial 2022 Notes, the Initial 2024 Notes and the Initial 2027 Notes, the “Initial Notes”) shall be limited to $1,000,000,000, subject, in each case, to increase as set forth in Section 3.06.

(c) The Stated Maturity of the 2020 Floating Rate Notes shall be May 11, 2020, the Stated Maturity of the 2022 Floating Rate Notes shall be May 11, 2022, the Stated Maturity of the 2020 Notes shall be May 11, 2020, the Stated Maturity of the 2022 Notes shall be May 11, 2022, the Stated Maturity of the 2024 Notes shall be May 11, 2024, the Stated Maturity of the 2027 Notes shall be May 11, 2027 and the Stated Maturity of the 2047 Notes shall be May 11, 2047. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange, without service charge, at the office of the Company maintained for such purpose in Minneapolis, Minnesota, which shall initially be the office or agency of the Trustee.

(d) The Notes of each series will be issued in the form of one or more Global Securities, deposited with the Trustee as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in Section 3.05 and the Base Indenture.

(e) The Company shall pay the principal of any Definitive Notes at the Office or Agency designated by the Company for that purpose under the Indenture. Interest on any Definitive Notes shall be payable, at the Company’s Option (i) by check mailed to the Holders of such Notes at their address in the Security Register and (ii) upon application to the Registrar, not later than the relevant Regular Record Date, by a Holder having an aggregate principal amount of Definitive Notes of at least $1,000,000, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until that Holder notifies, in writing, the Registrar to the contrary.

Section 3.02. Interest on Floating Rate Notes. (a) The Floating Rate Notes shall bear interest at a floating rate per annum equal to three-month U.S. dollar London Interbank Offered Rate (“LIBOR”), determined as provided in this Section 3.02, plus (x) 0.08%, in the case of the 2020 Floating Rate Notes and (y) 0.35%, in the case of the 2022 Floating Rate Notes, in each case payable quarterly in arrears on February 11, May 11, August 11, and November 11 of each calendar year (each a “Floating Rate Interest

Payment Date”), commencing on August 11, 2017, subject to the Business Day Convention, and until the outstanding principal amount of the applicable series of Floating Rate Notes is fully repaid or duly provided for. Interest payable on any Floating Rate Interest Payment Date shall be the amount accrued from, and including, the immediately preceding Floating Rate Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the Floating Rate Notes, if no interest has been paid or duly provided for) to, but excluding, such Floating Rate Interest Payment Date (as so adjusted), as further provided in the forms of Note annexed hereto as Exhibit A-1 and Exhibit A-2. If the Stated Maturity of a Floating Rate Note falls on a day that is not a Business Day, the required payment will be due on the next succeeding Business Day as if made on the date that the payment was due, and no interest will accrue on that payment for the period from and after the Stated Maturity to the date of that payment on the next succeeding Business Day. Each Floating Rate Note shall cease to bear interest upon, and no interest shall be payable in respect of, the relevant Stated Maturity unless the Company defaults in making payment in full of all amounts due on any such date.

(b) The interest rate for the Floating Rate Initial Interest Period shall be 1.262%, in the case of the 2020 Floating Rate Notes, and 1.532%, in the case of the 2022 Floating Rate Notes. Thereafter, the interest rate for any Floating Rate Interest Period for the 2020 Floating Rate Notes or the 2022 Floating Rate Notes, as applicable, shall be three-month U.S. dollar LIBOR, as determined on the applicable Floating Rate Interest Determination Date by the Calculation Agent pursuant to this Section 3.02. Interest will be computed on the basis of a 360-day year and the actual number of days that have elapsed in the applicable Floating Rate Interest Period. Interest on the Floating Rate Notes of each series shall be paid to the record holders at the close of business on the Business Day preceding the applicable Floating Rate Interest Payment Date for such series (each, a “Floating Rate Regular Record Date”).

(c) The Calculation Agent shall determine three-month U.S. dollar LIBOR in accordance with the following provisions: with respect to any Floating Rate Interest Determination Date, three-month U.S. dollar LIBOR shall be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, as such rate appears on the Reuters Page LIBOR 01 (or on such other page as may replace Reuters Page LIBOR 01 on that service, or such other service or services as may be nominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating LIBOR in the event IBA or its successor no longer does so), as of approximately 11:00 a.m., London time, on such Floating Rate Interest Determination Date. If three-month LIBOR does not appear on either of the pages described above, three-month LIBOR, in respect of such Floating Rate Interest Determination Date, will be determined as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months for the applicable Floating Rate Interest Period to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination

Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Company are not providing quotations in the manner described by this sentence, three-month LIBOR determined as of such Floating Rate Interest Determination Date will be three-month LIBOR in effect prior to such Floating Rate Interest Determination Date.

(d) All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on any Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the holders of such Floating Rate Notes and the Company.

(e) Upon written request from any Holder of Floating Rate Notes, the Calculation Agent will provide the interest rate in effect on such Floating Rate Notes for the current Floating Rate Interest Period and, if it has been determined, the interest rate to be in effect for the next Floating Rate Interest Period.

(f) Notwithstanding the foregoing, the interest rate on either series of Floating Rate Notes shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Section 3.03. Interest on Fixed Rate Notes. (a) The 2020 Notes shall bear interest at the rate of 1.850% per annum, the 2022 Notes shall bear interest at the rate of 2.350% per annum, the 2024 Notes shall bear interest at the rate of 2.875% per annum, the 2027 Notes shall bear interest at the rate of 3.150% per annum and the 2047 Notes shall bear interest at the rate of 4.100% per annum, in each case beginning on May 11, 2017 or from the most recent date to which interest has been paid or duly provided for, as further provided in the forms of Note annexed hereto as Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6 and Exhibit A-7, respectively. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months. The Interest Payment Dates for the Fixed Rate Notes shall be May 11 and November 11 of each year, beginning on November 11, 2017 (each, “a Fixed Rate Interest Payment Date”), and the Regular Record Date for any interest payable on each such Fixed Rate Interest Payment Date shall be the immediately preceding April 27 and October 28, respectively (each, “Fixed Date Regular Record Date”). If any Fixed Rate Interest Payment Date, Stated Maturity or

other payment date with respect to the Fixed Rate Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Fixed Rate Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

Section 3.04. Denominations. The Notes of each series shall be issuable only in registered form without coupons and only in denominations of $2,000 and any multiple of $1,000 in excess thereof.

Section 3.05. Book-entry Provisions for Global Securities. (a) Subject to Section 1.02 hereof, the provisions of Articles 2 and 3 of the Base Indenture, as supplemented by the provisions of this Supplemental Indenture, shall apply to the Notes.

(b) Each Global Security authenticated under the Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or nominee thereof or custodian therefor. Each such Global Security shall constitute a single Security for all purposes of the Indenture.

(c) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (1) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and no successor Depositary has been appointed within 90 days after such notice or (2) ceases to be a “clearing agency” registered under Section 17A of the Exchange Act when the Depositary is required to be so registered to act as the Depositary and so notifies the Company, and no successor Depositary has been appointed within 90 days after such notice, (B) the Company determines at any time that the Notes shall no longer be represented by Global Securities and shall inform such Depositary of such determination and participants in such Depositary elect to withdraw their beneficial interests in the Notes from such Depositary, following notification by the Depositary of their right to do so, or (C) such exchange is made upon request by or on behalf of the Depositary in accordance with customary procedures, following the request of a Holder seeking to exercise or enforce its rights under the Notes during the continuance of an Event of Default.

(d) Subject to clause (c) above, any exchange of a Global Security for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct in writing to the Trustee.

(e) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such

Note is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(f) Subject to the provisions of clause (h) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below in clause (h)) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(g) In the event of the occurrence of any of the events specified in clause (c) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

(h) Neither any members of, or participants in, the Depositary (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under the Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

Section 3.06. Additional Notes. The Company may, from time to time, subject to compliance with any other applicable provisions of the Indenture, without notice to or the consent of the Holders of the Notes, create and issue pursuant to the Indenture additional Notes (“Additional Notes”) having terms and conditions set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6 or Exhibit A-7, as applicable, identical to those of the other Notes of such series, except that Additional Notes of a series:

(i) may have a different issue date from other Outstanding Notes of such series;

(ii) may have a different issue price from other Outstanding Notes of such series; and

(iii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes of such series;

provided that if such Additional Notes are not fungible with the applicable series of Initial Notes for U.S. federal income tax purposes, such Additional Notes will have one or more separate CUSIP numbers. Such Additional Notes may be consolidated and form a single series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise, as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

ARTICLE 4

REDEMPTION OF SECURITIES

Section 4.01. Optional Redemption. (a) Subject to Section 1.02 hereof, the provisions of Article 11 of the Base Indenture, as supplemented by the provisions of this Supplemental Indenture, shall apply to the Notes.

(b) At any time and from time to time, the Fixed Rate Notes of any series shall be redeemable, as a whole or in part, at the Company’s option. The Floating Rate Notes are not redeemable at the option of the Company. The Redemption Price for (x) any 2022 Notes, 2024 Notes, 2027 Notes or 2047 Notes redeemed prior to the Applicable Par Call Date or (y) any 2020 Notes redeemed prior to their Stated Maturity will equal the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed or (ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 5 basis points, in the case of the 2020 Notes, 10 basis points, in the case of the 2022 Notes, 12.5 basis points, in the case of the 2024 Notes, 15 basis points, in the case of the 2027 Notes, and 20 basis points, in the case of the 2047 Notes, plus, in the case of each of clause (i) or (ii), accrued and unpaid interest thereon to, but not including, the Redemption Date for such Notes. On or after the Applicable Par Call Date for the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes, as the case may be, the Redemption Price will equal 100% of the aggregate principal amount of the 2022 Notes, the 2024 Notes, the 2027 Notes or the 2047 Notes, as the case may be, to be redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date for such Notes.

(c) On and after the Redemption Date for a series of Notes, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part. The Company need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

(d) Notice of any redemption pursuant to this Section 4.01 shall be electronically delivered or mailed at least 30 days (in the case of any redemption of 2022 Notes, 2024 Notes, 2027 Notes or 2047 Notes prior to the Applicable Par Call Date) or 15 days (in the case of any redemption of 2020 Notes prior to their Stated Maturity, or in the case of any redemption of 2022 Notes, 2024 Notes, 2027 Notes or 2047 Notes with a Redemption Date on or after the Applicable Par Call Dates for such Notes) but in each case not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b), shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

ARTICLE 5

EVENTS OF DEFAULT AND REMEDIES

Section 5.01. Events of Default. Section 501 of the Base Indenture shall not apply to the Notes. Each of the following events shall constitute an “Event of Default” with respect to a series of Notes:

(a) default in the payment of the principal of or premium (if any) on any Note of such series when due and payable at its Stated Maturity, upon redemption, acceleration or otherwise;

(b) default in the payment of any interest upon any Note of such series when it becomes due and payable (if the time of payment has not been extended or deferred), and continuance of such default for a period of 30 days;

(c) default in the performance, or breach, of any covenant of the Company in the Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, or overnight delivery service to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes, a written notice specifying such default or breach and stating that such notice is a “Notice of Default” under the Indenture;

(d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its Property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; and

(e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its Property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 5.02. Acceleration Of Maturity; Rescission And Annulment. The first paragraph of Section 502 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. If an Event of Default occurs and is continuing with respect to a series of Notes, then and in every such case except as provided below, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes of such series may declare the principal amount of all such Notes, plus accrued and unpaid interest, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. However, upon an Event of Default arising out of Section 5.01(d) or Section 5.01(e), the principal amount of all Outstanding Notes, plus accrued and unpaid interest to the acceleration date, shall be due and payable immediately without notice from the Trustee or Holders.

At any time after such a declaration of acceleration with respect to Notes of a series has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in the Indenture provided, the Holders of a majority in aggregate principal amount of the Outstanding Notes of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences as provided in Section 502 of the Base Indenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03. References In Base Indenture. References to “Section 501,” “Section 501(4),” Section 501(5),” “Section 501(6)” and Section 501(7) in the Base Indenture shall be deemed to refer to Section 5.01, Section 5.01(c), Section 5.01(d), Section 5.01(e) and Section 5.01 of this Supplemental Indenture, respectively.

Section 5.04. Waiver Of Certain Covenants. Section 1006 of the Base Indenture shall not apply to the Notes.

ARTICLE 6

SUPPLEMENTAL INDENTURES

Section 6.01. Applicability Of Base Indenture. Sections 901 and 902 of the Base Indenture shall not apply to the Notes. Sections 6.02 and 6.03 of this Supplemental Indenture shall apply in lieu thereof, and references in the Base Indenture to Sections 901 and 902 shall be deemed to refer to Section 6.02 and Section 6.03, respectively.

Section 6.02. Supplemental Indentures Without Consent Of Holders. The Company and the Trustee may amend the Indenture or the Notes or enter into an indenture supplemental hereto without notice to or the consent of any Holder to

(a) cure ambiguities, omissions, defects or inconsistencies as evidenced by an Officer’s Certificate;

(b) make any change that would provide any additional rights or benefits to the Holders of the Notes of a series;

(c) provide for or add guarantors with respect to the Notes of any series;

(d) secure the Notes of any series;

(e) provide for uncertificated Notes of any series in addition to or in place of certificated Notes of the applicable series;

(f) evidence and provide for the acceptance of appointment by a successor Trustee;

(g) provide for the assumption by a successor corporation of the Company’s obligations to the Holders of the Notes of any series, in compliance with the applicable provisions of the Indenture;

(h) maintain the qualification of the Indenture under the Trust Indenture Act; or

(i) make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

The Trustee is hereby authorized to join with the Company in the execution of any such amendment or supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any Property thereunder, but the Trustee shall not be obligated to enter into any such amendment or supplemental indenture which affects the Trustee’s own rights, duties or immunities under the Indenture or otherwise.

Any amendment or supplemental indenture authorized by the provisions of this section may be executed without notice to and without the consent of the Holders of any of the Notes at the time Outstanding, notwithstanding any of the provisions of Section 6.03.

Section 6.03. Supplemental Indentures With Consent Of Holders.

(a) With the consent (evidenced as provided in Article 1 of the Base Indenture) of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of all series affected by such amendment or supplemental indenture (voting together as a single class), the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes of each such series and the Holders of not less than a majority in aggregate principal amount of the Notes at such time Outstanding of all series affected by such waiver (voting together as a single class) may waive, with respect to each such series affected by such waiver, future compliance by the Company with a provision of the Indenture or the Notes.

(b) Notwithstanding the provisions of paragraph (a), without the consent of each affected Holder of Notes, an amendment, supplement or waiver may not:

(i) reduce the principal amount, extend the fixed maturity, or alter or waive the redemption provisions of the Notes;

(ii) impair the right of any Holder of the Notes to receive payment of principal, premium or interest on the Notes on and after the due dates for such principal, premium or interest;

(iii) change the Currency in which principal, any premium or interest is paid;

(iv) reduce the percentage in principal amount Outstanding of Notes of any series which must consent to an amendment, supplement or waiver or consent to take any action;

(v) impair the right to institute suit for the enforcement of any payment on the Notes;

(vi) waive a payment default with respect to the Notes or any future guarantor of a series of Notes;

(vii) reduce the interest rate or extend the time for payment of interest on the Notes; or

(viii) adversely affect the ranking of the Notes of any series.

It shall not be necessary for the consent of the Holders under this section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 6.03, the Company shall transmit to the Holders of Outstanding Notes of any series affected thereby a notice setting forth the substance of such supplemental indenture.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Sinking Funds. Article 12 of the Base Indenture shall have no application. The Notes shall not have the benefit of a sinking fund.

Section 7.02. Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 7.03. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 7.04. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

Section 7.05. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Trustee Signature Follows]

[Signature Page to Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Signature Page to Supplemental Indenture]

EXHIBIT A-1

FORM OF FLOATING RATE SENIOR NOTE DUE 2020

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

Floating Rate Senior Notes due 2020

No. FLOATING-[●]	CUSIP No.: 458140BA7
ISIN No.: US458140BA73
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2020.

Interest Rate: Three-month LIBOR plus 0.08%

Interest Payment Dates: February 11, May 11, August 11 and November 11 (each, an “Interest Payment Date”), commencing on August 11, 2017; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day.

Interest Record Dates: The Business Day immediately preceding the relevant Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

Floating Rate Senior Notes due 2020

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 11, 2017, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day. The Issuer will pay interest quarterly in arrears on each Interest Payment Date, commencing August 11, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of the actual number of days in an interest period and a 360-day year.

The interest rate for the Floating Rate Initial Interest Period shall be 1.262%. Thereafter, the interest rate for the Notes will be equal to three-month LIBOR as determined by the Calculation Agent on the Floating Rate Interest Determination Date plus 0.08%. The Floating Rate Interest Determination Date for a Floating Rate Interest Period will be the second London Business Day preceding the first day of such Floating Rate Interest Period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Issuer of the interest rate for the next Floating Rate Interest Period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on the Holders, the Trustee and the Issuer.

A London Business Day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (“London Business Day”).

With respect to any Floating Rate Interest Determination Date, three-month U.S. dollar LIBOR shall be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, as such rate appears on the Reuters Page LIBOR 01 (or on such other page as may replace Reuters Page LIBOR 01 on that service, or such other service or services as may be nominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating LIBOR in the event IBA or its successor no longer does so), as of approximately 11:00 a.m., London time, on such Floating Rate Interest Determination Date. If three-month LIBOR does not appear on either of the pages described above, three-month LIBOR, in respect of such Floating Rate Interest Determination Date, will be determined as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer (after consultation with the Calculation Agent), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months for the applicable Floating Rate Interest Period to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major reference banks in New York City selected by the Issuer (after consultation with the Calculation Agent) for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Issuer (after consultation with the Calculation Agent) are not providing quotations in the manner described by this sentence, three-month LIBOR determined as of such Floating Rate Interest Determination Date will be three-month LIBOR in effect prior to such Floating Rate Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on any Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the holders of such Notes and the Issuer.

Upon written request from any Holder, the Calculation Agent will provide the interest rate in effect on such Notes for the current Floating Rate Interest Period and, if it has been determined, the interest rate to be in effect for the next Floating Rate Interest Period.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent; Calculation Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or Calculation Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the Floating Rate Senior Notes due 2020 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	No Optional Redemption.

The Issuer may not redeem the Notes prior to their Stated Maturity

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-2

FORM OF FLOATING RATE SENIOR NOTE DUE 2022

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

Floating Rate Senior Notes due 2022

No. FLOATING-[●]	CUSIP No.: 458140BC3
ISIN No.: US458140BC30
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2022.

Interest Rate: Three-month LIBOR plus 0.35%

Interest Payment Dates: February 11, May 11, August 11 and November 11 (each, an “Interest Payment Date”), commencing on August 11, 2017; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day.

Interest Record Dates: The Business Day immediately preceding the relevant Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

Floating Rate Senior Notes due 2022

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 11, 2017, to but excluding the next Interest Payment Date; provided that if an Interest Payment Date for the Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day unless such next succeeding Business Day would be in the following month, in which case, the Interest Payment Date shall be the immediately preceding Business Day. The Issuer will pay interest quarterly in arrears on each Interest Payment Date, commencing August 11, 2017, to the person in whose name the Notes are registered at the close of business on the immediately preceding Record Date. Interest will be computed on the basis of the actual number of days in an interest period and a 360-day year.

The interest rate for the Floating Rate Initial Interest Period shall be 1.532%. Thereafter, the interest rate for the Notes will be equal to three-month LIBOR as determined by the Calculation Agent on the Floating Rate Interest Determination Date plus 0.35%. The Floating Rate Interest Determination Date for a Floating Rate Interest Period will be the second London Business Day preceding the first day of such Floating Rate Interest Period. Promptly upon determination, the Calculation Agent will inform the Trustee and the Issuer of the interest rate for the next Floating Rate Interest Period. Absent manifest error, the determination of the interest rate by the Calculation Agent shall be binding and conclusive on the Holders, the Trustee and the Issuer.

A London Business Day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market (“London Business Day”).

With respect to any Floating Rate Interest Determination Date, three-month U.S. dollar LIBOR shall be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, as such rate appears on the Reuters Page LIBOR 01 (or on such other page as may replace Reuters Page LIBOR 01 on that service, or such other service or services as may be nominated for the purpose of displaying London interbank offered rates for U.S. dollar deposits by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating LIBOR in the event IBA or its successor no longer does so), as of approximately 11:00 a.m., London time, on such Floating Rate Interest Determination Date. If three-month LIBOR does not appear on either of the pages described above, three-month LIBOR, in respect of such Floating Rate Interest Determination Date, will be determined as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer (after consultation with the Calculation Agent), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months for the applicable Floating Rate Interest Period to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then three-month LIBOR on such Floating Rate Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major reference banks in New York City selected by the Issuer (after consultation with the Calculation Agent) for loans in U.S. dollars to leading European banks, having an index maturity of three months and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Issuer (after consultation with the Calculation Agent) are not providing quotations in the manner described by this sentence, three-month LIBOR determined as of such Floating Rate Interest Determination Date will be three-month LIBOR in effect prior to such Floating Rate Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on any Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the holders of such Notes and the Issuer.

Upon written request from any Holder, the Calculation Agent will provide the interest rate in effect on such Notes for the current Floating Rate Interest Period and, if it has been determined, the interest rate to be in effect for the next Floating Rate Interest Period.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent; Calculation Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent and Calculation Agent. The Issuer may change any Paying Agent or Calculation Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the Floating Rate Senior Notes due 2022 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	No Optional Redemption.

The Issuer may not redeem the Notes prior to their Stated Maturity

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-3

FORM OF 1.850% SENIOR NOTE DUE 2020

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

1.850% Senior Notes due 2020

No. [●]	CUSIP No.: 458140AZ3
ISIN No.: US458140AZ34
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2020.

Interest Payment Dates: May 11 and November 11 (each, an “Interest Payment Date”), commencing on November 11, 2017.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

1.850% Senior Notes due 2020

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 11, 2017. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on November 11, 2017. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 1.850% Senior Notes due 2020 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture

Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to Maturity (the date of such redemption, the “Redemption Date”). The Redemption Price prior will be equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a rate equal to the Treasury Rate plus 5 basis points (such sum to be calculated as set forth in the Indenture), plus, in the case of (i) or (ii), accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture, subject to the applicable procedures of the Depositary.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-4

FORM OF 2.350% SENIOR NOTE DUE 2022

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

2.350% Senior Notes due 2022

No. [●]	CUSIP No.: 458140BB5
ISIN No.: US458140BB56
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2022.

Interest Payment Dates: May 11 and November 11 (each, an “Interest Payment Date”), commencing on November 11, 2017.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

2.350% Senior Notes due 2022

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 11, 2017. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on November 11, 2017. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 2.350% Senior Notes due 2022 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture

Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to Maturity (the date of such redemption, the “Redemption Date”). The Redemption Price prior to April 11, 2022 (the “Applicable Par Call Date”) will be equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a rate equal to the Treasury Rate plus 10 basis points (such sum to be calculated as set forth in the Indenture), plus, in the case of (i) or (ii), accrued interest thereon to, but not including, the Redemption Date.

In the case of any redemption with a Redemption Date on or after the Applicable Par Call Date, the Redemption Price will equal 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture, subject to the applicable procedures of the Depositary.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed at least 30 days (in the case of any Redemption Date prior to the Applicable Par Call Date) or 15 days (in the case of any Redemption Date on or after the Applicable Par Call Date) but, in each case, not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption

Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-5

FORM OF 2.875% SENIOR NOTE DUE 2024

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

2.875% Senior Notes due 2024

No. [●]	CUSIP No.: 458140BD1
ISIN No.: US458140BD13
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2024.

Interest Payment Dates: May 11 and November 11 (each, an “Interest Payment Date”), commencing on November 11, 2017.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

2.875% Senior Notes due 2024

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 11, 2017. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on November 11, 2017. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 2.875% Senior Notes due 2024 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture

Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to Maturity (the date of such redemption, the “Redemption Date”). The Redemption Price prior to March 11, 2024 (the “Applicable Par Call Date”) will be equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a rate equal to the Treasury Rate plus 12.5 basis points (such sum to be calculated as set forth in the Indenture), plus, in the case of (i) or (ii), accrued interest thereon to, but not including, the Redemption Date.

In the case of any redemption with a Redemption Date on or after the Applicable Par Call Date, the Redemption Price will equal 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture, subject to the applicable procedures of the Depositary.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed at least 30 days (in the case of any Redemption Date prior to the Applicable Par Call Date) or 15 days (in the case of any Redemption Date on or after the Applicable Par Call Date) but, in each case, not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption

Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-6

FORM OF 3.150% SENIOR NOTE DUE 2027

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

3.150% Senior Notes due 2027

No. [●]	CUSIP No.: 458140AX8
ISIN No.: US458140AX85
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2027.

Interest Payment Dates: May 11 and November 11 (each, an “Interest Payment Date”), commencing on November 11, 2017.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

3.150% Senior Notes due 2027

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 11, 2017. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on November 11, 2017. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.150% Senior Notes due 2027 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture

Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to Maturity (the date of such redemption, the “Redemption Date”). The Redemption Price prior to February 11, 2027 (the “Applicable Par Call Date”) will be equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a rate equal to the Treasury Rate plus 15 basis points (such sum to be calculated as set forth in the Indenture), plus, in the case of (i) or (ii), accrued interest thereon to, but not including, the Redemption Date.

In the case of any redemption with a Redemption Date on or after the Applicable Par Call Date, the Redemption Price will equal 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture, subject to the applicable procedures of the Depositary.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed at least 30 days (in the case of any Redemption Date prior to the Applicable Par Call Date) or 15 days (in the case of any Redemption Date on or after the Applicable Par Call Date) but, in each case, not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption

Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-7

FORM OF 4.100% SENIOR NOTE DUE 2047

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

INTEL CORPORATION

4.100% Senior Notes due 2047

No. [●]	CUSIP No.: 458140AY6
ISIN No.: US458140AY68
$[●]

INTEL CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] ($[●]) on May 11, 2047.

Interest Payment Dates: May 11 and November 11 (each, an “Interest Payment Date”), commencing on November 11, 2017.

Interest Record Dates: April 27 and October 28 (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTEL CORPORATION

By:
	Name:	Ravi Jacob
	Title:	Vice President and Treasurer

[Signature Page to Note]

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 11, 2017

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

INTEL CORPORATION

4.100% Senior Notes due 2047

1.	Interest.

Intel Corporation (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from May 11, 2017. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, beginning on November 11, 2017. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment.

2.	Paying Agent.

Initially, Wells Fargo Bank, National Association (the “Trustee”) will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 4.100% Senior Notes due 2047 (the “Notes”) issued under the Indenture dated as of March 29, 2006, as amended by the First Supplemental Indenture dated as of December 3, 2007 (together, the “Base Indenture”) and, as amended, modified and supplemented by the Ninth Supplemental Indenture dated as of May 11, 2017 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Issuer and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture. Each series of Securities issued under the Ninth Supplemental Indenture (together with any other Securities thereafter issued and included in any such series) is referred to herein as an “Other Series of 2017 Notes” and, together with the Notes, as the “2017 Notes.”

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture

Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the electronic delivery or mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.	Amendment; Modification; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of each series of 2017 Notes affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of a series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in aggregate principal amount of the 2017 Notes at the time Outstanding of all series of 2017 Notes (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive future compliance by the Issuer with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the Indenture also permits the amendment or supplement thereof to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with qualifications of the Indenture under the TIA, or make any other change that does not adversely affect the rights of Holders in any material respect.

6.	Optional Redemption.

The Issuer may redeem the Notes in whole or in part, at its option, at any time or from time to time prior to Maturity (the date of such redemption, the “Redemption Date”). The Redemption Price prior to November 11, 2046 (the “Applicable Par Call Date”) will be equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed; or

(ii) the sum, as determined by the Independent Investment Banker based on the Reference Treasury Dealer Quotations, of the present values of the Remaining Scheduled Payments, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a rate equal to the Treasury Rate plus 20 basis points (such sum to be calculated as set forth in the Indenture), plus, in the case of (i) or (ii), accrued interest thereon to, but not including, the Redemption Date.

In the case of any redemption with a Redemption Date on or after the Applicable Par Call Date, the Redemption Price will equal 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture, subject to the applicable procedures of the Depositary.

On and after the Redemption Date for the Notes, interest will cease to accrue on the Notes or any portion thereof called for redemption, unless the Issuer defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Issuer shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, on a pro-rata basis or by such method as the Trustee deems fair and appropriate and subject, in the case of Notes represented by Global Securities, to the applicable procedures of the Depositary; provided, however that in no event, shall Notes of a principal amount of $2,000 or less be redeemed in part.

Notice of any redemption shall be electronically delivered or mailed at least 30 days (in the case of any Redemption Date prior to the Applicable Par Call Date) or 15 days (in the case of any Redemption Date on or after the Applicable Par Call Date) but, in each case, not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption

Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate of the Issuer delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the Redemption Date and at the applicable Redemption Price.

7.	Defaults and Remedies.

If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Note without regard to conflicts of laws principles thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Security for certificated Notes or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee